                                                                    Exhibit 31.1

                                  CERTIFICATION

I, A. F. Petrocelli, certify that:

1.    I have reviewed this report on Form 10-Q of United Capital Corp.;

2.    Based on my knowledge,  this report does not contain any untrue  statement of a material fact or omit to state a material fact  necessary to make the statements made, in light of the circumstances under which such statements were made,  not  misleading  with  respect  to the period  covered by this report;

3.    Based on my  knowledge,  the  financial  statements,  and other  financial information  included  in this  report,  fairly  present  in all  material respects the financial condition,  results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.    The  registrant's  other  certifying  officer  and I are  responsible  for establishing  and  maintaining  disclosure  controls  and  procedures  (as defined in Exchange Act Rules  13a-15(e) and 15d-15(e)) for the registrant and we have:

            a.    Designed such disclosure  controls and  procedures,  or caused such  disclosure  controls and procedures to be designed under our supervision,  to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

            b.    Evaluated the  effectiveness  of the  registrant's  disclosure controls  and  procedures  and  presented  in this  report our conclusions about the effectiveness of the disclosure controls and  procedures,  as of the end of the period  covered by this report based on such evaluation; and

            c.    Disclosed  in this  report  any  changes  in the  registrant's internal control over financial reporting that occurred during
                  the   registrant's   most  recent  fiscal   quarter  that  has
                  materially  affected,  or is  reasonably  likely to materially affect,  the  registrant's  internal  control  over  financial reporting; and

5.    The registrant's other certifying  officer and I have disclosed,  based on our most recent  evaluation of internal control over financial  reporting, to the  registrant's  auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

            a.    All significant  deficiencies  and material  weaknesses in the
                  design  or  operation  of  internal   control  over  financial
                  reporting which are reasonably  likely to adversely affect the registrant's ability to record, process,  summarize and report financial information; and

            b.    Any fraud,  whether or not material,  that involves management or  other  employees  who  have  a  significant  role  in  the registrant's internal control over financial reporting.

Date: May 12, 2006

                                          By: /s/ A. F. Petrocelli
                                              ----------------------------------
                                              A. F. Petrocelli
                                              Chairman, President and Chief
                                              Executive Officer